Exhibit 99.1

Website Pros Reports Record Third Quarter 2005 Financial Results

•	Total Revenue Increases 69% to $10.1 Million

•	Subscription Revenue Increases 76% to $8.9 Million

•	Cash Flow from Operations Increases Significantly to $896 Thousand

•	Subscribers rise 2,500 to 49,000

JACKSONVILLE, FL – November 29, 2005 — Website Pros, Inc. (Nasdaq: WSPI), a leading provider of Web services and online marketing for small and medium-sized businesses, today announced results of operations for the quarter ended September 30, 2005.

Financial Results for the Third Quarter of 2005

Total revenue, determined in accordance with generally accepted accounting principles (GAAP), for the third quarter of 2005 was $10.1 million, an increase of 69% on a year-over-year basis. Revenue growth was driven by an increase in subscribers, an increase in the average subscription revenue per customer, and the acquisitions of Leads.com and substantially all of the assets of E.B.O.Z. in April 2005. Subscription revenue, for the third quarter of 2005, was $8.9 million, an increase of 76% on a year-over-year basis.

David Brown, President and CEO of Website Pros, stated “We were very pleased with the Company’s performance in the third quarter, which was better than we expected. Our organic growth continues at a rapid pace, while our Leads.com subscription revenue also grew by 44% year-over-year on a stand alone basis.” Brown added, “Growing profitability combined with over $44 million in IPO proceeds provides us with the opportunity to invest in additional products, services, technology and infrastructure to better serve our customers and extend our market leadership position.”

For the third quarter of 2005, the Company reported GAAP net income, of $18 thousand compared to a GAAP loss of $7 thousand in the year ago period. After considering preferred dividend requirements, GAAP loss per share attributable to common stockholders was $0.06, compared to GAAP loss per share of $0.13 in the year ago period, based upon weighted average basic shares of 5.4 million and 2.7 million, respectively.

Non-GAAP Financial Results for the Third Quarter of 2005

Website Pros reported non-GAAP net income of $806 thousand for the third quarter of 2005, as compared to $13 thousand in the year ago period. Non-GAAP net income per share were $0.06 for the third quarter of 2005, an increase from $0.00 per share during the year ago period.

All per share numbers for non-GAAP net income per share are expressed on a weighted average diluted share basis. Preferred dividends are excluded from non-GAAP net income per share, as all outstanding shares of preferred stock were converted into shares of common stock and all related accrued dividends were eliminated in connection with the Company’s initial public offering, which was completed on November 7, 2005. A reconciliation of GAAP to pro forma results has been provided in the financial statement tables included in the press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

Kevin Carney, CFO of Website Pros, commented, “The scalability of our business model is proving itself out. The third quarter of 2005 represented the 7th consecutive quarter of non-GAAP profitability and our non-GAAP operating margin came in at 8% for the quarter, an expansion from break even in the year ago period. We will continue to focus on operational excellence as we scale the top line.”

Other Quarterly Highlights

The Company also had the following other financial and operating highlights for the quarter:

•	The Company completed its initial public offering on November 7, 2005, generating net proceeds of $44.6 million.

•	The Company had 2,500 net subscribers additions to its eWworks!XL and Visibility Online services, increasing total subscribers to approximately 49,000 at the end of the quarter.

•	Monthly customer turnover was 5.7% as compared to 6.7% for the same quarter of 2004.

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Website Pros believes presenting non-GAAP net income attributable to common stockholders and non-GAAP net income (loss) per share attributable to common stockholders is useful to investors, because it describes the operating performance of the Company and helps investors gauge the Company’s ability to generate cash flow, excluding some recurring and non-recurring non-cash charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Company management uses these non-GAAP measures as important indicators of the Company’s past performance and to plan and forecast performance in future periods. The non-GAAP financial information Website Pros presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.

Conference Call Information

Management will host a conference call to discuss the Company’s results on November 29, 2005 at 5:00 p.m. Eastern Standard Time. To participate in the call, investors should dial 800-819-9193 (domestic) or 913-981-4911 (international) ten minutes prior to the scheduled call. A replay of the event will be available through December 6, 2005 at 888-203-1112. The replay passcode is 3160540. A webcast of this conference call will also be available for a year on the “Investor Relations” page of the Company’s website, www.websitepros.com. For more information, including this press release and Website Pros’ Current Report on Form 8-K, any non-GAAP financial measures that may be discussed on the conference call as well as the most directly comparable GAAP financial measures and a reconciliation of the difference between the GAAP and any non-GAAP financial measures discussed on the conference call (other than non-GAAP financial measures discussed and reconciled in this news release), and any other material financial and other statistical information contained in the conference call, please visit the Investor Relations section of Website Pros’ website at www.websitepros.com.

About Website Pros

Website Pros, Inc. (Nasdaq: WSPI) is a leading provider of comprehensive Web services and products that enable small and medium-sized businesses to establish and maintain an effective Internet presence. We offer our customers a full range of Web services on an affordable subscription basis that include website design and publishing, Internet marketing and advertising, search engine optimization, search engine submission and lead generation. The breadth and flexibility of our products allow us to meet the Web services needs of a business anywhere along their lifecycle, ranging from businesses just establishing their websites to businesses requiring more sophisticated functionality or selling online.

Through a unique combination of proprietary Web publishing and management software, automated workflow processes and specialized workforce development and management techniques, we achieve production efficiencies that enable us to offer sophisticated Web services affordably and effectively to our customers. Our technology automates many aspects of creating, maintaining, enhancing and marketing websites for our over 49,000 business customers. For more information, contact Website Pros. Voice: 904-680-6600. Fax: 904-880-0350. Address: 12735 Gran Bay Parkway West, #200, Jacksonville, FL 32258. Website: www.websitepros.com.

Forward-Looking Statements

This press release includes certain “forward-looking statements” that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including without limitation, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions, our monthly turnover and those risks set forth under the caption “Risk Factors” in Website Pro’s Registration Statement on Form S-1 and the form of the prospectus contained therein, as amended, as filed with the Securities and Exchange Commission. These filings are available on a Website maintained by the Securities and Exchange Commission at http://www.sec.gov. Website Pros does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Contacts:

MEDIA:

Roseann Duran

Website Pros, Inc.

904-680-6976

rduran@websitepros.com

INVESTORS:

Kori Doherty

Integrated Corporate Relations

617-217-2084

kdoherty@icrinc.com

Source: Website Pros

Website Pros, Inc.

Consolidated Statement of Operations

(in thousands except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenue:
Subscription	$8,907	$5,068	$23,057	$13,646
License	815	786	2,488	2,588
Professional services	382	117	1,004	396

Total revenue	10,104	5,971	26,549	16,630

Cost of revenue (excluding depreciation and amortization shown separately below):
Subscription	4,104	2,670	10,783	7,146
License	238	153	606	538
Professional services	299	167	813	424
Stock based compensation (a)	17	3	45	5

Total cost of revenue	4,657	2,993	12,247	8,113

Gross profit	5,448	2,978	14,302	8,517

Operating expenses:
Sales and marketing	2,527	1,810	6,893	4,805
Research and development	444	284	1,202	825
General and administrative	1,588	795	4,497	2,139
Stock based compensation (a)	326	17	492	41
Depreciation and amortization	581	94	1,134	306

Total operating expenses	5,466	3,000	14,218	8,116

Income (loss) from operations	(18)	(22)	84	401

Other income (expense):
Interest, net	36	15	98	40
Other	—	—	—	—

Net income (loss)	18	(7)	182	441
Preferred Stock dividends	(340)	(340)	(1,020)	(954)

Net loss attributable to common stockholders	$(322)	$(347)	$(838)	$(513)

Basic and diluted net loss attributable per common share	$(0.06)	$(0.13)	$(0.20)	$(0.19)
Weighted-average number of shares used in per share amounts:
Basic and diluted	5,351	2,724	4,295	2,724

(a) Stock based compensation
Subscription (cost of revenue)	$17	$3	$45	$5

Sales and marketing	39	11	115	19
Research and development	44	—	77	2
General and administration	243	6	300	20

	$326	$17	$492	$41

Website, Pros, Inc.

Consolidated Balance Sheets

(in thousands except per share data)

(unaudited)

	September 30, 2005	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$9,834	$6,621
Accounts receivable, net	2,812	2,320
Inventories net of reserves	129	178
Prepaid expenses	102	87
Prepaid marketing fees and other current assets	762	740

Total current assets	13,639	9,946

Property and equipment net	1,100	424
Goodwill and other intangible assets	16,518	2,987
Other assets	2,015	13

Total assets	$33,272	$13,370

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$444	$452
Accrued expenses	2,273	1,135
Deferred revenue	3,455	2,681
Accrued marketing fees	443	400
Notes payable, current	64	—
Other liabilities	345	352

Total current liabilities	7,024	5,020

Accrued rent space	171	87
Notes payable, long term	258	—
Other long term liabilities	31	—

Total liabilities	7,484	5,107

Convertible redeemable preferred stock:
Series A, $0.001 par value; 6,240,000 shares authorized, 5,904,825 shares issued and outstanding at September 30, 2004 and at September 30, 2005	18,609	17,454
Series B, $0.001 par value, 420,137 shares authorized, 420,137 shares issued and outstanding at September 30, 2005	2,992	—

Stockholders equity (deficit)
Common stock, $0.001 par value; 16,640,000 shares authorized, 5,918,007 shares issued, 3,126,610 in treasury and 2,791,397 outstanding at December 31, 2004; 19,640,000 shares authorized, 8,424,260 shares issued, 3,126,610 in treasury and 5,370,303 outstanding	8	6
Treasury shares, at cost; 3,126,610 shares at December 31, 2004 and September 30, 2005	(6,372)	(6,372)
Additional paid-in-capital	80,555	66,205
Accumulated deficit	(70,004)	(69,030)

Total stockholders; equity (deficit)	4,187	(9,191)

Total liabilities, convertible redeemable preferred stock and stockholders’ equity (deficit)	$33,272	$13,370

Reconciliation of GAAP to Pro Forma Results

Reconciliation of GAAP net income (loss) attributable to common stockholders to non-GAAP pro forma net income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
GAAP Net income (loss)	$18	$(7)	$182	$441
Amortization of intangibles	446	—	784	—
Stock based compensation	342	20	536	46

Non-GAAP pro forma net income	$806	$13	$1,502	$487

Reconciliation of GAAP basic net income (loss) per share to non-GAAP pro forma net income per share

GAAP net income (loss) per share attributable to common stockholders
Basic	$(0.06)	$(0.13)	$(0.20)	$(0.19)

Amortization of intangibles per share	$0.08	$—	$0.18	$—
Stock based compensation per share	$0.06	$0.01	$0.12	$0.02
Preferred stock dividends per share	$0.06	$0.12	$0.24	$0.35
Preferred stock conversion	$(0.07)	$(0.00)	$(0.20)	$(0.12)

Non-GAAP pro forma net income per share attributable to common stockholders
Basic	$0.07	$0.00	$0.14	$0.06

Fully diluted shares
Common stock	5,351	2,724	4,295	2,724
Preferred stock	6,325	5,905	6,256	5,532
Diluted stock options	2,309	1,860	2,219	1,622
Warrants	262	158	246	108

Total	14,247	10,647	13,016	9,986

Reconciliation of GAAP diluted net income (loss) per share to non-GAAP pro forma net income per share

GAAP net income (loss) per share attributable to common stockholders
Diluted	$(0.06)	$(0.13)	$(0.20)	$(0.19)
Amortization of intangibles per share	$0.03	$—	$0.06	$—
Stock based compensation per share	$0.02	$0.00	$0.04	$0.00
Preferred stock dividends per share	$0.02	$0.03	$0.08	$0.10
Preferred stock conversion, stock options and warrants	$0.05	$0.10	$0.14	$0.14

Non-GAAP pro forma net income per share attributable to common stockholders
Diluted	$0.06	$0.00	$0.12	$0.05

Reconciliation of GAAP operating income (loss) to non-GAAP pro forma operating income (loss)
GAAP operating income (loss)	$(18)	$(22)	$84	$401
Amortization of intangibles	446	—	784	—
Stock based compensation	342	20	536	46

Non-GAAP pro forma operating income (loss)	$770	$(2)	$1,404	$447

Reconciliation of GAAP operating margin to non-GAAP pro forma operating margin
GAAP operating margin	0%	0%	0%	2%
Amortization of intangibles	5%	0%	3%	0%
Stock based compensation	3%	0%	2%	1%

Non-GAAP pro forma operating margin	8%	0%	5%	3%

Website, Pros, Inc.

Consolidated Statement of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2005	2004
Cash Flows from operating activities
Net income (loss)	$182	$441
Depreciation and amortization	1,134	306
Stock-based compensation expense	537	46
Provision for allowance for doubtful accounts	90	34
Changes in operating assets and liabilities:
Accounts Receivable	(529)	(732)
Inventories	49	(90)
Prepaid expenses and other assets	12	(141)
Accounts Payable, accrued expenses and other liabilities	(159)	(169)
Deferred revenue	403	340

Net cash provided by (used in) operating activities	$1,719	$35

Cash flows from investing activities
Business acquisition, net of cash received	$382	$—
Investment in intangible assets	—	(60)
Purchase of property and equipment, net	(288)	(441)

Net cash used in investing activities	$94	$(501)

Cash flows from financing activities
Deferred initial public offering costs	$(1,623)	$—
Proceeds from issuance of preferred stock, net	2,990	6,752
Proceeds from exercise of stock options	33	—
Purchase of treasury stock	—	(5,703)

Net cash provided by (used in) financing activities	$1,400	$1,049

Net increase (decrease) in cash and cash equivalents	$3,213	$583
Cash and cash equivalents, beginning of period	6,621	6,282

Cash and cash equivalents, end of period	$9,834	$6,865